Exhibit 99.2

Synovus

INCOME STATEMENT DATA	Twelve Months Ended
(Unaudited)
(Dollars in thousands, except per share data)	December 31,

	2013	2012	Change

Interest income	$929,014	1,004,140	(7.5)%
Interest expense	118,822	150,023	(20.8)

Net interest income	810,192	854,117	(5.1)
Provision for loan losses	69,598	320,369	(78.3)

Net interest income after provision for loan losses	740,594	533,748	38.8

Non-interest income:
Service charges on deposit accounts	77,789	78,203	(0.5)
Fiduciary and asset management fees	43,450	42,503	2.2
Brokerage revenue	27,538	26,913	2.3
Mortgage banking income	22,482	32,272	(30.3)
Bankcard fees	30,641	34,075	(10.1)
Investment securities gains, net	2,945	39,142	(92.5)
Other fee income	22,567	21,138	6.8
(Decrease) increase in fair value of private equity investments, net	(2,963)	8,233	nm
Other non-interest income	29,122	31,487	(7.5)

Total non-interest income	253,571	313,966	(19.2)

Non-interest expense:
Salaries and other personnel expense	368,152	375,872	(2.1)
Net occupancy and equipment expense	103,339	105,575	(2.1)
FDIC insurance and other regulatory fees	32,758	45,408	(27.9)
Foreclosed real estate expense, net	33,864	90,655	(62.6)
Losses on other loans held for sale, net	329	4,681	(93.0)
Professional fees	38,776	41,307	(6.1)
Third-party services	40,135	38,006	5.6
Visa indemnification charges	1,600	6,304	(74.6)
Litigation loss contingency expense (1)	10,000	-	nm
Restructuring charges	11,064	5,412	104.4
Other operating expenses	101,520	103,017	(1.5)

Total non-interest expense	741,537	816,237	(9.2)

Income before income taxes	252,628	31,477	nm
Income tax expense (benefit)	93,245	(798,732)	nm

Net income	159,383	830,209	(80.8)

Dividends and accretion of discount on preferred stock	40,830	58,703	(30.4)

Net income available to common shareholders	$118,553	771,506	(84.6)

Net income per common share, basic	0.13	0.98	(86.5)

Net income per common share, diluted	0.13	0.85	(85.1)

Cash dividends declared per common share	0.04	0.04	-

Return on average assets	0.61%	3.15	(80.6)
Return on average common equity	4.39	40.65	(89.2)

Weighted average common shares outstanding, basic	892,462	786,466	13.5%
Weighted average common shares outstanding, diluted	939,580	910,102	3.2

nm - not meaningful

(1)	Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for periods prior to the three months ended December 31, 2013 are not disclosed separately as amounts are not material.

Synovus

INCOME STATEMENT DATA
(Unaudited)
(Dollars in thousands, except per share data)	2013			2012		4th Quarter

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	‘13 vs. ‘12 Change

Interest income	$233,259	233,852	231,513	230,391	240,000	(2.8)%
Interest expense	28,928	29,882	29,436	30,577	32,544	(11.1)

Net interest income	204,331	203,970	202,077	199,814	207,456	(1.5)
Provision for loan losses	14,064	6,761	13,077	35,696	146,526	(90.4)

Net interest income after provision for loan losses	190,267	197,209	189,000	164,118	60,930	212.3

Non-interest income:
Service charges on deposit accounts	19,647	19,426	19,195	19,521	20,883	(5.9)
Fiduciary and asset management fees	10,978	10,389	11,111	10,971	10,537	4.2
Brokerage revenue	6,307	6,636	7,002	7,594	7,127	(11.5)
Mortgage banking income	2,913	5,314	7,338	6,917	9,025	(67.7)
Bankcard fees	7,979	7,760	7,838	7,064	10,137	(21.3)
Investment securities gains, net	373	1,124	1,403	45	8,233	(95.5)
Other fee income	6,106	5,199	5,775	5,487	6,211	(1.7)
(Decrease) increase in fair value of private equity investments, net	(2,108)	284	(883)	(257)	1,805	nm
Other non-interest income	7,986	7,446	6,313	7,379	6,159	29.7

Total non-interest income	60,181	63,578	65,092	64,721	80,117	(24.9)

Non-interest expense:
Salaries and other personnel expense	91,962	92,794	89,479	93,917	94,901	(3.1)
Net occupancy and equipment expense	26,314	26,475	26,383	24,167	26,063	1.0
FDIC insurance and other regulatory fees	8,699	7,639	7,941	8,480	8,237	5.6
Foreclosed real estate expense, net	5,064	10,359	7,502	10,940	34,978	(85.5)
Losses (gains) on other loans held for sale, net	(159)	408	(86)	165	675	(123.6)
Professional fees	9,855	11,410	10,416	7,095	12,037	(18.1)
Third-party services	9,689	10,151	10,366	9,929	9,540	1.6
Visa indemnification charges	799	-	764	37	757	5.5
Litigation loss contingency expense (1)	10,000	-	-	-	-	nm
Restructuring charges	3,770	687	1,758	4,850	1,969	91.5
Other operating expenses	24,745	27,405	26,663	22,706	24,189	2.3

Total non-interest expense	190,738	187,328	181,186	182,286	213,346	(10.6)

Income before income taxes	59,710	73,459	72,906	46,553	(72,299)	182.6
Income tax expense (benefit)	21,131	27,765	27,371	16,979	(796,339)	nm

Net income	38,579	45,694	45,535	29,574	724,040	(94.7)

Dividends and accretion of discount on preferred stock	2,730	8,506	14,818	14,776	14,736	(81.5)

Net income available to common shareholders	$35,849	37,188	30,717	14,798	709,304	(94.9)

Net income per common share, basic	0.04	0.04	0.04	0.02	0.90	(95.9)

Net income per common share, diluted	0.04	0.04	0.03	0.02	0.78	(95.3)

Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	-

Return on average assets *	0.58%	0.69%	0.69%	0.46%	11.13	(94.8)
Return on average common equity *	5.04	5.40	4.70	2.30	149.46	(96.6)

Weighted average common shares outstanding, basic	972,279	956,694	851,093	787,043	786,576	23.6%
Weighted average common shares outstanding, diluted	975,933	959,680	910,937	910,835	911,251	7.1

nm - not meaningful

* - ratios are annualized

(1)	Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for periods prior to the three months ended December 31, 2013 are not disclosed separately as amounts are not material.

Synovus

BALANCE SHEET DATA	December 31, 2013	September 30, 2013	December 31, 2012
(Unaudited)

(In thousands, except share data)

ASSETS
Cash and cash equivalents	$469,630	514,694	614,630
Interest bearing funds with Federal Reserve Bank	644,528	966,435	1,498,390
Interest earning deposits with banks	24,325	14,060	23,442
Federal funds sold and securities purchased under resale agreements	80,975	80,177	113,517
Trading account assets, at fair value	6,113	17,363	11,102
Mortgage loans held for sale, at fair value	45,384	61,232	212,663
Other loans held for sale	10,685	9,351	10,690
Investment securities available for sale, at fair value	3,199,358	3,151,344	2,981,112

Loans, net of deferred fees and costs	20,057,798	19,711,610	19,541,690
Allowance for loan losses	(307,560)	(318,612)	(373,405)

Loans, net	19,750,238	19,392,998	19,168,285

Premises and equipment, net	468,871	476,088	479,546
Goodwill	24,431	24,431	24,431
Other intangible assets, net	3,415	3,783	5,149
Other real estate	112,629	126,640	150,271
Deferred tax asset, net	744,646	763,050	806,406
Other assets	616,376	616,714	660,378

Total assets	$26,201,604	26,218,360	26,760,012

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,642,751	5,358,659	5,665,527
Interest bearing deposits, excluding brokered deposits	14,140,037	14,339,997	14,298,768
Brokered deposits	1,094,002	1,275,200	1,092,749

Total deposits	20,876,790	20,973,856	21,057,044

Federal funds purchased, securities sold under repurchase agreements, and other short-term liabilities	148,132	194,613	201,243
Long-term debt	2,033,141	1,885,057	1,726,455
Other liabilities	194,556	232,974	205,839

Total liabilities	23,252,619	23,286,500	23,190,581

Shareholders’ equity:
Series A Preferred Stock - no par value, 967,870 shares outstanding at December 31, 2012	-	-	957,327

Series C Preferred Stock - no par value, 5,200,000 shares outstanding at December 31, 2013 and September 30, 2013	125,862	125,400	-
Common stock - $1.00 par value. 972,351,457 shares outstanding at December 31, 2013, 972,230,238 shares outstanding at September 30, 2013, and 786,579,240 shares outstanding at December 31, 2012	978,045	977,924	792,273
Additional paid-in capital	2,138,024	2,138,593	2,189,874
Treasury stock, at cost - 5,693,452 shares	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive (loss) income	(41,258)	(29,514)	4,101
Accumulated deficit	(137,512)	(166,367)	(259,968)

Total shareholders’ equity	2,948,985	2,931,860	3,569,431

Total liabilities and shareholders’ equity	$26,201,604	26,218,360	26,760,012

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2013			2012
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,196,561	3,062,976	3,034,152	2,984,129	3,069,000
Yield	1.94%	1.79	1.70	1.42	1.62
Tax-exempt investment securities (2) (4)	$7,758	9,835	11,435	14,362	17,377
Yield (taxable equivalent)	6.14%	6.26	6.47	6.34	6.59
Trading account assets	$10,021	13,806	7,847	8,629	9,600
Yield	4.60%	4.50	6.34	7.12	8.04
Commercial loans (3) (4)	$16,217,373	16,067,424	16,075,832	16,000,000	16,171,318
Yield	4.28%	4.37	4.39	4.48	4.50
Consumer loans (3)	$3,615,836	3,528,057	3,454,874	3,461,622	3,514,256
Yield	4.50%	4.61	4.62	4.68	4.70
Allowance for loan losses	$(316,001)	(328,084)	(351,075)	(372,239)	(405,237)

Loans, net (3)	$19,517,208	19,267,397	19,179,631	19,089,383	19,280,337
Yield	4.40%	4.50	4.52	4.54	4.65
Mortgage loans held for sale	$46,036	85,493	129,742	179,507	208,839
Yield	3.94%	4.07	4.35	3.80	3.72
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$1,235,144	1,375,921	1,550,113	1,343,652	1,366,422
Yield	0.24%	0.24	0.24	0.24	0.24
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$70,815	70,741	65,014	65,330	66,630
Yield	2.85%	2.30	2.35	2.36	2.03
Total interest earning assets	$24,083,543	23,886,169	23,977,934	23,684,992	24,018,205
Yield	3.85%	3.89	3.88	3.95	3.99

Interest Bearing Liabilities

Interest bearing demand deposits	$4,102,398	3,933,902	3,895,675	3,839,707	3,872,025
Rate	0.19%	0.23	0.18	0.18	0.18

Money market accounts	$6,161,893	6,148,289	6,072,155	6,135,649	6,251,374
Rate	0.33%	0.33	0.33	0.33	0.33

Savings deposits	$605,054	607,144	609,832	581,792	558,726
Rate	0.10%	0.11	0.11	0.11	0.10

Time deposits under $100,000	$1,491,673	1,526,974	1,537,639	1,581,092	1,648,554
Rate	0.61%	0.62	0.64	0.69	0.74

Time deposits over $100,000	$2,049,094	2,022,719	1,891,624	1,958,870	2,015,582
Rate	0.80%	0.84	0.88	0.93	0.99

Brokered money market accounts	$210,380	202,802	202,532	202,734	180,216
Rate	0.27%	0.27	0.31	0.32	0.34

Brokered time deposits	$984,047	1,130,491	1,131,444	1,013,461	800,434
Rate	0.65%	0.70	0.77	0.99	1.42

Total interest bearing deposits	$15,604,539	15,572,321	15,340,901	15,313,305	15,326,911
Rate	0.39%	0.42	0.42	0.44	0.47

Federal funds purchased and other short-term liabilities	$216,757	195,717	206,046	214,661	266,431
Rate	0.15%	0.14	0.15	0.17	0.17

Long-term debt	$1,886,223	1,885,385	1,762,173	1,688,580	1,740,588
Rate	2.85%	2.85	3.06	3.26	3.31
Total interest bearing liabilities	$17,707,519	17,653,423	17,309,120	17,216,546	17,333,930
Rate	0.65%	0.67	0.68	0.72	0.75
Non-interest bearing demand deposits	$5,545,529	5,306,447	5,327,795	5,232,587	5,466,312
Effective cost of funds	0.47%	0.49	0.49	0.52	0.54
Net interest margin	3.38%	3.40	3.39	3.43	3.45

Taxable equivalent adjustment	$481	529	557	618	766

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	December 31, 2013
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$945,014	4.7%	$788	0.2%
Hotels	686,292	3.4	1,230	0.3
Office Buildings	859,954	4.3	4,211	1.0
Shopping Centers	846,965	4.2	11,176	2.7
Commercial Development	155,377	0.8	35,473	8.5
Warehouses	560,824	2.8	2,093	0.5
Other Investment Property	512,253	2.6	11,483	2.8

Total Investment Properties	4,566,679	22.8	66,454	16.1

1-4 Family Construction	141,840	0.7	2,547	0.6
1-4 Family Investment Mortgage	836,265	4.2	16,752	4.0
Residential Development	185,148	0.9	14,519	3.5

Total 1-4 Family Properties	1,163,253	5.8	33,818	8.1

Land Acquisition	707,820	3.5	154,096	37.0

Total Commercial Real Estate	6,437,752	32.1	254,368	61.1

Commercial, Financial, and Agricultural (2)	6,185,955	30.8	65,236	15.7
Owner-Occupied Real Estate	3,814,720	19.0	36,980	8.9

Total Commercial & Industrial	10,000,675	49.9	102,216	24.6
Home Equity Lines	1,587,541	7.9	17,908	4.3
Consumer Mortgages	1,519,068	7.6	39,770	9.6
Credit Cards	256,846	1.3	-	-
Other Retail Loans	284,778	1.4	2,038	0.5

Total Retail	3,648,233	18.1	59,716	14.3
Unearned Income	(28,862)	nm	-	nm

Total	$20,057,798	100.0%	$416,300	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)
Loan Type	Total Loans December 31, 2013	September 30, 2013	4Q13 vs. 3Q13 % change (1)	December 31, 2012	4Q13 vs. 4Q12 % change
Multi-Family	$945,014	953,631	(3.6)	796,110	18.7%
Hotels	686,292	655,593	18.6	686,067	0.0
Office Buildings	859,954	799,613	29.9	773,881	11.1
Shopping Centers	846,965	866,460	(8.9)	896,869	(5.6)
Commercial Development	155,377	167,435	(28.6)	226,513	(31.4)
Warehouses	560,824	552,378	6.1	538,157	4.2
Other Investment Property	512,253	521,576	(7.1)	498,884	2.7

Total Investment Properties	4,566,679	4,516,686	4.4	4,416,481	3.4

1-4 Family Construction	141,840	138,719	8.9	137,778	2.9
1-4 Family Investment Mortgage	836,265	853,060	(7.8)	865,801	(3.4)
Residential Development	185,148	196,051	(22.1)	282,463	(34.5)

Total 1-4 Family Properties	1,163,253	1,187,830	(8.2)	1,286,042	(9.5)

Land Acquisition	707,820	731,278	(12.7)	795,341	(11.0)

Total Commercial Real Estate	6,437,752	6,435,794	0.1	6,497,864	(0.9)

Commercial, Financial, and Agricultural (2)	6,185,955	5,971,069	14.3	5,291,078	16.9
Owner-Occupied Real Estate	3,814,720	3,757,080	6.1	4,278,373	(10.8)

Total Commercial & Industrial	10,000,675	9,728,149	11.1	9,569,451	4.5
Home Equity Lines	1,587,541	1,549,582	9.7	1,542,397	2.9
Consumer Mortgages	1,519,068	1,482,860	9.7	1,411,561	7.6
Credit Cards	256,846	253,805	4.8	263,561	(2.5)
Other Retail Loans	284,778	286,422	(2.3)	277,229	2.7

Total Retail	3,648,233	3,572,669	8.4	3,494,748	4.4
Unearned Income	(28,862)	(25,002)	61.3	(20,373)	41.7

Total	$20,057,798	19,711,610	7.0%	19,541,690	2.6%

(1) Percentage change is annualized.

(2) Small Business loans are reported within Commercial, Financial and Agricultural loans.

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)		2013				2012	4th Quarter
		Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	‘13 vs. ‘12 Change
Non-performing Loans	$	416,300	450,879	483,464	513,227	543,333	(23.4) %
Other Loans Held for Sale (1)		10,685	9,351	12,083	9,129	9,455	13.0
Other Real Estate		112,629	126,640	139,653	155,237	150,271	(25.0)

Non-performing Assets		539,614	586,870	635,200	677,592	703,059	(23.2)

Allowance for Loan Losses		307,560	318,612	334,880	351,772	373,405	(17.6)

Net Charge-Offs - Quarter		25,116	23,030	29,969	57,328	193,525	(87.0)
Net Charge-Offs / Average Loans - Quarter (2)		0.51%	0.47	0.61	1.18	3.94

Non-performing Loans / Loans		2.08	2.29	2.47	2.65	2.78
Non-performing Assets / Loans, Other Loans Held for Sale & ORE		2.67	2.96	3.21	3.47	3.57
Allowance / Loans		1.53	1.62	1.71	1.82	1.91

Allowance / Non-performing Loans		73.88	70.66	69.27	68.54	68.72
Allowance / Non-performing Loans (3)		95.43	91.84	91.76	97.75	93.49

Past Due Loans over 90 days and Still Accruing	$	4,489	4,738	4,596	5,799	6,811	(34.1) %
As a Percentage of Loans Outstanding		0.02%	0.02	0.02	0.03	0.03

Total Past Dues Loans and Still Accruing	$	72,600	78,906	80,678	88,330	104,825	(30.7)
As a Percentage of Loans Outstanding		0.36%	0.40	0.41	0.46	0.54

Accruing troubled debt restructurings (TDRs)	$	556,410	574,236	635,125	623,900	673,383	(17.4)
(1) Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2) Ratio is annualized.
(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
		December 31, 2013	December 31, 2012
Tier 1 Capital	$	2,351,493	2,832,244
Total Risk-Based Capital		2,900,823	3,460,998
Tier 1 Capital Ratio		10.54%	13.24
Tier 1 Common Equity Ratio		9.93	8.72
Total Risk-Based Capital Ratio		13.00	16.18
Tier 1 Leverage Ratio		9.13	11.00
Common Equity as a Percentage of Total Assets (2)		10.77	9.76
Tangible Common Equity as a Percentage of Tangible Assets (3)		10.68	9.66
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)		12.53	12.07
Book Value Per Common Share (4)		2.90	2.99
Tangible Book Value Per Common Share (3)		2.87	2.95
(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.